EXHIBIT 10.178

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                     (Acquisition Loans Credit Facility)


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated October 3, 1997, is by and among FALCON DRILLING COMPANY, INC. a Delaware corporation ("Falcon Drilling or Borrower"), BANQUE PARIBAS, a bank organized under the laws of the Republic of France, ARAB BANKING CORPORATION (B.S.C.), banking corporation organized under the laws of Bahrain, and ING (U.S.) CAPITAL CORPORATION, a banking corporation organized under the laws of the Netherlands.

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent and the Banks are parties to the Credit Agreement dated as of November 12, 1996 (as amended, the "Credit Agreement") relating to a $40,000,000 Acquisition Loans Credit Facility, pursuant to which, inter alia, the Banks agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Credit Agreement;

     WHEREAS, Borrower desires that the Banks increase the available credit under said facility to an aggregate of $60,000,000.

     WHEREAS, the parties hereto desire to amend the Credit Agreement in accordance with the terms and provisions of this Amendment;

     NOW, THEREFORE, for and in consideration of these premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks hereby agree as follows:

     1. Terms. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same definitions when used herein as set forth in the Credit Agreement as amended by this Amendment.

     2.   Amendment to Section 1.1 of the Credit Agreement.

          (a)    Amendment  to  Definition  of  Applicable   Margin.    The
     definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "Applicable Margin" means (a) 0.50% per annum with respect to ABR Loans and (b) 1.50% per annum with respect to Eurodollar Loans.

          (b)    Amendment  to  Definition  of  Change  of  Control.    The
     definition of "Change of Control" contained in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following proviso: "provided, however (i) the R&B Merger shall not constitute a Change of Control and (ii) following the R&B Merger a change in the Board of Directors of Falcon Drilling shall in no event constitute a Change of Control."

          (c) Amendment to Definition of Drilling Rigs. The definition of "Drilling Rigs" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

          As of October 3, 1997, the Drilling Rigs shall consist of the PHOENIX I (U.S. Official No. 641320), the PHOENIX II (U.S. Official No. 643906), the PHOENIX III (U.S. Official No. 644283), the PHOENIX IV (U.S. Official No. 634728), the FALRIG 85 (U.S. Official No. 604568), the FALRIG 86 (U.S. Official No. 624764) and the ACHILLES (U.S. Official No. 643745).

          (d) Addition of Definition of R&B Merger. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

               "R&B Merger" means the proposed combination of the Borrower with Reading & Bates Corporation, which combination will be effected by merging one subsidiary of R&B Falcon Corporation into Borrower and another subsidiary of R&B Falcon Corporation into Reading & Bates Corporation, following which Borrower and Reading & Bates Corporation will be wholly owned subsidiaries of R&B Falcon Corporation, and the former shareholders of Borrower and Reading & Bates Corporation will own all of the outstanding shares of R&B Falcon Corporation."

          (e) Addition of Definition of R&B Option. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition:

               "R&B Option" means the option to purchase common stock of the Borrower granted to Reading & Bates Corporation pursuant to that certain FDC Corporation Stock Option Agreement dated July 10, 1997 between Borrower and Reading & Bates Corporation."

          (f)    Addition  of  Definition  of  Unsecured  Revolving  Credit
     Agreement.   Section 1.1 of the Credit Agreement is hereby amended  by
     adding the following definition:

               "Unsecured Revolving Credit Agreement" means that certain Unsecured Revolving Credit Agreement dated as of October 3, 1997 among Borrower and each of the Banks providing for an $80,000,000 unsecured credit facility for Borrower, maturing 364 days after execution."

          (g)   Addition of Definition of Unsecured Revolving Credit  Loans
     Documents.   Section 1.1 of the Credit Agreement is hereby amended  by
     adding the following definition:

               "Unsecured Revolving Credit Loans Documents" means the "Loan Documents" as such term is defined in the Unsecured Revolving Credit Agreement.


     3. Amendment to Section 2.6 of the Credit Agreement. Section 2.6 of the Credit Agreement is amended by deleting the "and" before clause (c) in the proviso and adding a new clause (d) as follows: "and (d) no prepayment may be made against the Loans at any time that any amounts are due and owing from Borrower pursuant to the Unsecured Credit Agreement."

     4. Amendment to Section 2.8 of the Credit Agreement. Section 2.8 of the Credit Agreement is amended by changing the term "$250,000" contained therein to "$1,000,000".

     5. Amendment to Section 2.11 of the Credit Agreement. Section 2.11 of the Credit Agreement is amended by substituting "0.375%" for "0.50%".

     6. Amendment to Section 8.1 of the Credit Agreement. Paragraphs (c) and (f) of Section 8.1 of the Credit Agreement are amended in their entirety to read as follows:

                          "[DELETED]"

     7.    Amendment  to  Section 9.1(a) of the Credit Agreement.   Section
9.1(a) of the Credit Agreement is amended by adding the phrase "and the Unsecured Revolving Credit Loans Documents" to the end of clause (a).

     8. Amendment to Section 9.3 of the Credit Agreement. Section 9.3 of the Credit Agreement is amended by inserting the words "Except pursuant to the R&B Merger," at the beginning of the first sentence thereof.

     9. Amendment to Section 9.5 of the Credit Agreement. Section 9.5(m) of the Credit Agreement is amended in its entirety to read as follows:

          "(m) Other Investments in an aggregate amount (as to Borrower and all of its Subsidiaries) not to exceed the following at any time outstanding: (i) $75,000,000 minus (ii) the aggregate amount paid by Borrower and all of its Subsidiaries after November 12, 1996 in redemption of preferred stock or Redeemable Stock."

     10. Amendment to Section 10.2 of the Credit Agreement. Section 10.2 of the Credit Agreement is amended by substituting "$250,000,000" for "$95,000,000" and by substituting "50%" for "75%".

     11.   Amendment  to Section 11.1(r) of the Credit Agreement.   Section
11.1(r) of the Credit Agreement is amended by adding the phrase "or the Unsecured Revolving Credit Agreement" to the end of clause (r);

     12.   Amendment  to  Section 13.11 of the Credit  Agreement.   Section
13.11 of the Credit Agreement is amended by substituting "Drilling Rigs" for "Eligible Receivables."

     13.   Amendment  to  Section 13.23 of the Credit  Agreement.   Section
13.23 of the Credit Agreement is amended by deleting the phrase "Ms. Riordan" in the fourth line there of and replacing it with the phrase "Mr. Markham."

     14. Change in amount of Commitments. The Credit Agreement is amended by changing the amount of the Commitment of each Bank as set forth on the signature pages of the Credit Agreement so that the Commitment of each Bank is the amount set forth beside its name below:

               BANQUE PARIBAS                          $23,636,363.64
               ARAB BANKING CORPORATION (B.S.C.)       $18,181,818.18
               ING (U.S.) CAPITAL CORPORATION          $18,181,818.18

     15. Conditions to Closing and Effectiveness of this Amendment. The obligation of each Bank to make its Loans pursuant to the Credit Agreement as amended by this Amendment are subject to the conditions precedent that
(a) this Amendment, the Unsecured Revolving Credit Agreement and the First Amendment to Credit Agreement (Revolving Loans Credit Facility) of even date herewith between Borrower, Agent and the Banks shall have been executed and delivered by all parties thereto, (b) Borrower shall have acquired title to the PHOENIX I (U.S. Official No. 641320) and the ACHILLES (U.S. Official No. 643745) drilling rigs, free of all liens, mortgages and encumbrances and that the First Amendment to First Preferred Fleet Ship Mortgage of even date herewith between Borrower and Bank One, Texas, N.A., as mortgagee, shall have been executed and delivered by all parties thereto in form and substance satisfactory to the Agent, (c) Agent shall have received a certificate of the Vice President and General Counsel of Borrower certifying that no changes have been made the Articles of Incorporation or Bylaws of Borrower and shall have received current copies (not more than 10 days old) of each of the items listed in Section 6.1 of the Credit Agreement other than those listed in clauses (c), (d), (i),
(k), (aa) and (bb), and (d) all conditions listed in Section 6.1 of the Unsecured Revolving Credit Agreement shall have been satisfied.

     16. Costs. The Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Agent, the Co-Agent or any Bank in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent, the Co-Agent and the Banks.

     17.  Miscellaneous.

     17.1 Headings. Section headings are for reference only and shall not affect the interpretation or meanings of any provision of this Amendment.

     17.2 Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     17.3  GOVERNING  LAW.   THIS  AMENDMENT  SHALL  BE  GOVERNED  BY,  AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     17.4 Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same Amendment.

     17.5 NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

BORROWER:

FALCON DRILLING COMPANY, INC.

By:
     Leighton E. Moss
     Vice President

BANQUE PARIBAS,
Individually and as Agent


By:
Name:
Title:

By:
Name:
Title:

ARAB BANKING CORPORATION (B.S.C.)
Individually and as Co-Agent

By:
     Stephen A. Plauche
     Vice President

ING (U.S.) CAPITAL CORPORATION


By:
     Trond Rokholt
     Managing Director